Other Operating (Income) Expense, Net	12 Months Ended
Sep. 01, 2016
Other Income and Expenses [Abstract]
Other Operating (Income) Expense, Net
Other Operating (Income) Expense, Net

For the year ended	2016	2015	2014
(Gain) loss on disposition of property, plant, and equipment	$(4)	$(17)	$10
Rambus settlement	—	—	233
Other	(2)	(28)	(11)
	$(6)	$(45)	$232

In December 2013, we settled all pending litigation between us and Rambus, Inc., including all antitrust and patent matters.  We also entered into a seven-year term patent cross-license agreement with Rambus, Inc. that allows us to avoid costs of patent-related litigation during the term.  The primary benefits we received from these arrangements were (1) the settlement and termination of all existing litigation, (2) the avoidance of future litigation expenses, and (3) the avoidance of future management and customer disruptions.  As a result, other operating expense for 2014 included a $233 million charge to accrue a liability, which reflected the discounted value of amounts due under this arrangement.